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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2012

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Information.

As previously reported, the Company and the U.K National Health Service (NHS) have been in discussions on the way forward to redefining the contractual relationship between the Company and the NHS. As a result of these discussions, CSC and the NHS entered into a non-binding letter of intent on March 2, 2012.

The parties intended to conclude a binding interim agreement by March 31, 2012. Progress continues; however, discussions on the interim agreement have not yet concluded and are still ongoing at this time. The previously disclosed Lorenzo-related standstill agreement remains in effect through June 1, 2012.

There can be no assurance that CSC and the NHS will enter into the interim agreement.

A press release with respect to the matters discussed above was issued by the Company on April 3, 2012.  The press release is attached hereto as Exhibit 99.1.

Guy Hains, President, Global Healthcare, will discuss the foregoing in a brief conference call and Webcast at 5:00 p.m. EDT on Wednesday, April 4, 2012. The conference call dial-in number for domestic callers is 877-440-5804. International callers will need to dial +1 719-325-4920. The pass code for all participants is 5151486. The Webcast can be accessed at www.csc.com/investor relations.

All statements in this report that do not directly and exclusively relate to historical facts constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements represent the Company’s intentions, plans, expectations and beliefs, and are subject to risks, uncertainties and other factors, including, but not limited to, whether CSC and the NHS enter into the interim agreement or if the interim agreement is entered into, that such agreement as finally negotiated will be on terms favorable to CSC or as provided in the letter of intent. In addition, many of the risks, uncertainties and other factors affecting the Company are outside the Company’s control. These factors could cause actual results to differ materially from such forward-looking statements. For a written description of these factors, see the section titled “Risk Factors” in CSC’s Form 10-K for the fiscal year ended April 1, 2011 and any updating information in subsequent SEC filings.  The Company disclaims any intention or obligation to update these forward-looking statements whether as a result of subsequent event or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibit is filed herewith.

Exhibit No.	Description
99.1	Press Release issued April 3, 2012

          SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

                                                                        COMPUTER SCIENCES CORPORATION

Dated: April 3, 2012	By:	/s/ Michael J. Mancuso
Michael J. Mancuso
Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued April 3, 2012